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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 AND 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 14, 2002
                                 ---------------
                Date of report (date of earliest event reported)



                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-21485                                           38-3306717
         -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)

               17570 WEST 12 MILE ROAD, SOUTHFIELD, MICHIGAN 48076
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (248) 386-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K

99.1 Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, in connection with the filing with the Securities and Exchange Commission of Superior Consultant Holdings Corporation's Quarterly Report on Form 10-Q for the period ending June 30, 2002, certifications signed by each of the Principal Executive Officer, Richard D. Helppie, Jr., and the Principal Financial Officer, Richard R. Sorensen, of Superior Consultant Holdings Corporation, accompanied the filing. A copy of each of these certifications is furnished herewith as an exhibit (Exhibit 99.1 and Exhibit 99.2).

         The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUPERIOR CONSULTANT HOLDINGS CORPORATION





Date:  August 14, 2002                By: /s/ Richard D. Helppie, Jr.
                                         ---------------------------
                                          Richard D. Helppie, Jr.,
                                          Chief Executive Officer



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EXHIBIT INDEX

Exhibit No.

99.1 Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002






















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